                     FORM OF ELECTION/LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATE FOR SHARES OF
                                  COMMON STOCK
                                       OF

                          GREENWICH AIR SERVICES, INC.
                     WHEN SUBMITTED PURSUANT TO AN ELECTION
                        IN CONNECTION WITH THE PROPOSED
                  MERGER OF GREENWICH AIR SERVICES, INC. WITH
                          A WHOLLY OWNED SUBSIDIARY OF
                            GENERAL ELECTRIC COMPANY

    This Form of Election/Letter of Transmittal is to be completed by stockholders of Greenwich Air Services, Inc. ("Greenwich") either if stock certificates (the "Share Certificates") for shares of Greenwich Class A Common Stock, par value $.01 per share (the "Greenwich Class A Common Stock"), and Greenwich Class B Common Stock, par value $.01 per share (the "Greenwich Class B Common Stock" and, together with the Greenwich Class A Common Stock, the "Greenwich Common Stock" or "Shares"), are to be forwarded herewith or if delivery of Shares are to be made by book entry transfer to the account of ChaseMellon Shareholder Services, L.L.C. at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to book entry transfer procedures, or if a guarantee of delivery of such Share Certificates, and all other required documents, are to be delivered to the Exchange Agent by 5:00 p.m., New York City time, on the last business day prior to the date on which the closing of the proposed merger of Greenwich with and into GB Merger Corp., a wholly owned subsidiary of General Electric Company (the "Merger"), occurs, unless extended, in order to effect an Election (as defined herein) in connection with the Merger.

                             THE EXCHANGE AGENT IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                           BY OVERNIGHT:

                                      ChaseMellon Shareholder
                                          Services, L.L.C
                                     Reorganization Department
                                        85 Challenger Road,
                                      Mail Drop-Reorganization
                                     Ridgefield Park, NJ 07660

            BY MAIL:                       BY FACSIMILE:                        BY HAND:

    ChaseMellon Shareholder       (for eligible institutions only)      ChaseMellon Shareholder
        Services, L.L.C.                                                    Services, L.L.C.
   Reorganization Department               (201) 329-8953              Reorganization Department
         P.O. Box 3301                 CONFIRM BY TELEPHONE:                  120 Broadway
   South Hackensack, NJ 07606              (201) 296-4860                      13th Floor
                                                                           New York, NY 10271

                            ------------------------

    DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    The instructions accompanying this Form of Election/Letter of Transmittal should be read carefully before this Form of Election/Letter of Transmittal is completed.
      THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES, IS 5:00 P.M., NEW YORK CITY TIME,
            ON THE LAST BUSINESS DAY PRIOR TO THE DATE ON WHICH THE
                CLOSING OF THE MERGER IS HELD, UNLESS EXTENDED.

    Greenwich stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on the date which is the last business day prior to the date of the closing of the Merger, unless extended (the "Election Deadline"), and who wish to make an Election must do so pursuant to the guaranteed delivery procedure described below. See Instruction A2.

    GREENWICH STOCKHOLDERS MAY CHOOSE TO MAKE A CASH ELECTION WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES HELD BY SUCH HOLDER.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
    Name of Electing Institution: ______________________________________________

    Check Box of Applicable Book-Entry Transfer Facility:

    / / The Depository Trust Company    / / The Philadelphia Depository Trust
    Company
    Account Number ___________    Transaction Code Number ___________

                 TYPE OF ELECTION (SEE INSTRUCTIONS B1 AND B2)

        CERTIFICATES ENCLOSED (ATTACH SEPARATE SIGNED LIST IF NECESSARY)

                                                                                      NO
                                                                          CASH     ELECTION
                                                                        ELECTION
                                                                                    (NUMBER
         NAME(S) AND ADDRESS(ES) OF REGISTERED            CERTIFICATE  (NUMBER OF     OF
                       HOLDER(S)                            NUMBER      SHARES)     SHARES)

                                                          Total
                                                          Shares

For each Share converted into cash, the holder will receive a cash payment of $31.00. For each share of Greenwich Common Stock converted into shares of Common Stock of General Electric Company ("GE Common Stock"), the holder will receive that number of shares of GE Common Stock as shall be determined by dividing $31.00 by the Average GE Share Price (as defined below). No fractional shares of GE Common Stock will be issued and cash in lieu thereof will be distributed.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    In connection with the merger (the "Merger") of Greenwich with and into GB Merger Corp., a wholly owned subsidiary of General Electric Company ("GE"), the undersigned hereby submits the Share Certificates evidencing shares of Greenwich Common Stock listed above, or hereby transfers ownership of such Share Certificates on the account books maintained by a Book-Entry Transfer Facility, and elects, subject to the limitations set forth below, to have each share of Greenwich Common Stock represented by such Share Certificates converted into (i) that number of shares of common stock, par value $0.16 per share (the "GE Common Stock") of GE (the "Stock Consideration") as shall be determined by dividing $31.00 by the average of the last sale price per share of GE Common Stock on the New York Stock Exchange Composite Tape for the ten consecutive trading days ending on the trading day which is five days prior to the date on which the merger occurs (the "Average GE Share Price"), or (ii) $31.00 in cash, without interest thereon (the "Cash Consideration"). It is understood that the following election is subject to (i) the terms of the Agreement and Plan of Merger, dated March 9, 1997 (the "Merger Agreement"), attached as Annex I to the Proxy Statement/Prospectus and (ii) the accompanying instructions. GE's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and GE upon the terms and subject to the conditions of
(i) and (ii) listed above.

    ALTHOUGH THERE CAN BE NO ASSURANCE THAT A HOLDER OF SHARES WILL RECEIVE THE CONSIDERATION THAT HE OR SHE ELECTS AS TO ANY OF HIS OR HER SHARES, A HOLDER OF SHARES HAVING A PREFERENCE TO RECEIVE THE CASH CONSIDERATION FOR HIS OR HER SHARES SHOULD MAKE AN ELECTION. NONE OF GE, GREENWICH, THE GREENWICH BOARD OF DIRECTORS OR THE GE BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE CASH CONSIDERATION IN THE MERGER. EACH STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION. IF A STOCKHOLDER MAKES NO ELECTION OR MAKES A NON-ELECTION, HE OR SHE WILL RECEIVE THE STOCK CONSIDERATION IN THE MERGER AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

    Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of such Share Certificates, to the Exchange Agent by the Election Deadline, or a holder of Shares who cannot complete the procedure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause such holder's Shares to be converted into the right to receive the Stock Consideration without regard to the preference of such holder of Shares.

    The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash or any certificate for the shares of GE Common Stock issuable in the Merger. If certificates are not delivered herewith, there is furnished a guarantee of delivery of such Share Certificates from an Eligible Institution (as defined herein).

    The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that delivery of the Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Share Certificates hereunder shall be determined by GE (which may delegate power in whole or in part to the Exchange Agent), and such determinations shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or GE to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preferences for the type of consideration they wish to receive in the Merger, provided that the election to receive cash will be subject to adjustment such that if all public stockholders were to elect to receive cash for all of their shares, then each public stockholder would receive 78% of his merger consideration in GE Common Stock and 22% in cash, or if fewer than all public stockholders were to elect cash, each public stockholder who elected to receive cash would receive more than 22% of his merger consideration in cash. In addition, the aggregate cash consideration to be paid in the Merger is subject to further adjustment to the extent necessary to permit tax counsel to render the tax opinion(s) contemplated in the Merger Agreement. Accordingly, there can be no assurance that any holder of Greenwich Common Stock will receive the form of consideration that such holder elects with respect to any of its Shares.

    The undersigned understands that in lieu of any fractional share of GE Common Stock, GE will pay to each former stockholder of Greenwich who otherwise would be entitled to receive a fractional share of GE Common Stock an amount in cash determined by multiplying (i) the fractional share interest to which such holder would otherwise be entitled by (ii) the Average GE Share Price. The undersigned hereby acknowledges that he or she has reviewed the discussion in the Proxy Statement/Prospectus contained under the heading "THE MERGER," which contains more complete descriptions of the foregoing matters.

    Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of GE Common Stock in the name of the registered holder(s) of the Shares appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for shares of GE Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of GE Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

            SPECIAL PAYMENT INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS A1 AND C3)                          (SEE INSTRUCTIONS A1 AND C3)
To be completed ONLY if the check is to be made       To be completed ONLY if the check or the
payable to, or the certificates for shares of GE      certificates for shares of GE Common Stock are to be
Common Stock are to be registered in, the name of     mailed to someone other than the undersigned or to
someone other than the undersigned.                   the undersigned at an address other than that shown
                                                      under "Description of Shares."

Name
                   (Please Print)                     Mail checks and/or certificate to:
Address
                                                      Name
                                                                         (Please Print)
                                          (Zip Code)  Address
 Taxpayer Identification or Social Security Number
     (See Substitute Form W-9 on reverse side)
                                                                                                (Zip Code)

                                                    SIGNATURE
SIGN HERE:
                                                          Name(s):
                                                                               (Please Print)

                                                          Name(s):
                Signature(s) of Owner(s)

Must be signed by registered owner(s) exactly as name(s)
appear(s) on stock certificate(s) or by person(s)                     (Area Code and Telephone Number)
authorized to become registered holder(s) by
certificates and documents transmitted herewith. If          (Payee Taxpayer Identification or Social Security
signature is by attorney, executor, administrator,                                Number)
trustee or guardian or others acting in a fiduciary                                Dated:
capacity, set forth full title and see Instruction C2.

                                               SIGNATURE GUARANTEE
If you have filled out the Special Payment Instructions   Name of
above, you must have your signatures guaranteed. (See     Guarantor
Instructions A1 and C3.)
Date                                                      Signature(s)
                                                          Guaranteed:
                                                                      (Authorized signature required)

                           IMPORTANT TAX INFORMATION

    In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Exchange Agent with his correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute form W-9 below. (See instruction C6 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

                 PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
SUBSTITUTE                    PART I--PLEASE PROVIDE YOUR
                              TIN IN THE BOX AT RIGHT AND      SOCIAL SECURITY NUMBER
                              CERTIFY BY SIGNING AND                     OR
                              DATING BELOW.
                                                              EMPLOYER IDENTIFICATION
                                                                       NUMBER
                                                                 (IF AWAITING TIN,
                                                                WRITE "APPLIED FOR")


FORM W-9                             PART II--For Payees Exempt from Backup Withholding, see the enclosed
DEPARTMENT OF THE TREASURY           GUIDELINES and complete as instructed therein.
INTERNAL REVENUE SERVICE             CERTIFICATION--Under penalties of perjury, I certify that:
PAYER'S REQUEST FOR                  (1) The number shown on this form is my correct Taxpayer Identification
TAXPAYER IDENTIFICATION              Number (or a Taxpayer Identification Number has not been issued to me and
NUMBER (TIN)                             either (a) I have mailed or delivered an application to receive a
                                         Taxpayer Identification Number to the appropriate IRS or Social
                                         Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and
                                     (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding, as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                     CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
                                     However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
                                     (2). (Also see instructions in the enclosed GUIDELINES.)
SIGNATURE:                                                     DATE:            , 199

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

A. FORM OF ELECTION/LETTER OF TRANSMITTAL

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Form of Election/Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Form of Election/Letter of Transmittal if this Form of Election/Letter of Transmittal is signed by the registered holder(s) of Shares delivered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/ Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above.

    2. DELIVERY OF FORM OF ELECTION AND CERTIFICATES. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith, if Shares are to be delivered by book-entry transfer pursuant to book-entry transfer procedures or if delivery of Shares is to be guaranteed. Share Certificates evidencing all delivered Shares or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the reverse hereof prior to the Election Deadline. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that GE may enforce such agreement against the participant.

    Record holders of Shares who are nominees only may submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom such holder is a nominee; provided, however, that at the request of the Exchange Agent, such holder shall certify to the satisfaction of the Exchange Agent that such record holder holds such Greenwich Common Stock as nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of Greenwich Common Stock.

    Greenwich stockholders whose Forms of Election/Letters of Transmittal and Share Certificates are not received prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be entitled to specify their preference for cash in the Merger.

    THE METHOD OF DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    3. INADEQUATE SPACE. If the space provided herein under "Type of Election" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate schedule and attached hereto.

    4. CHANGE OR REVOCATION OF ELECTION. Any holder of Share Certificates may, at any time prior to the Election Deadline, change his or her Election by submitting to the Exchange Agent a properly completed and signed revised Form of Election/Letter of Transmittal and all required additional documents, provided that the Exchange Agent receives such revised Form of Election/Letter of Transmittal and other necessary documents prior to the Election Deadline. Any holder of Shares may, at any time prior to the Election Deadline, revoke his or her prior valid Election by written notice received by the Exchange Agent prior to the Election Deadline or by written withdrawal prior to the Election Deadline of his or her Share Certificates previously deposited with the Exchange Agent.

    5. AUTOMATIC REVOCATIONS OF ELECTIONS. All Elections will be revoked automatically if the Exchange Agent is notified in writing by GE that the Merger Agreement has been terminated, and Share Certificates will be promptly returned to the persons who have submitted them.

B. ELECTION AND ALLOCATION PROCEDURES

    1. ELECTIONS. By completing the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions hereto, a Greenwich stockholder will be permitted to make a cash election (an "Election") with respect to all or any portion of the shares held by such holder. If all public stockholders were to elect to receive cash for all of their shares, then each public stockholder would receive 78% of his merger consideration in GE Common Stock and 22% in cash. If fewer than all public stockholders were to elect cash, each public stockholder who elected to receive cash would receive more than 22% of his merger consideration in cash.

    Each Greenwich stockholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the Merger and Election to such stockholder.

    No alternative, conditional or contingent Elections will be accepted.

    2. CASH ELECTIONS AND ALLOCATIONS. If all public stockholders were to elect to receive cash for all of their shares, then each public stockholder would receive 78% of his merger consideration in GE Common Stock and 22% in cash. If fewer than all public stockholders were to elect cash, each public stockholder who elected to receive cash would receive more than 22% of his merger consideration in cash.

    ELECTION DEADLINE. The deadline for submitting this Form of Election/Letter of Transmittal to the Exchange Agent is 5:00 p.m., New York City time, on the date which is the last business day prior to the closing of the Merger, unless extended. GE may extend the Election Deadline to a later date so long as such later date is no later than the date on which the Merger is consummated. When the specific date of the Election Deadline is determined, and if the Election Deadline is extended, GE will announce such determination or extension in a news release delivered to the Dow Jones News Service.

    Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of Share Certificates, to the Exchange Agent by the Election Deadline, or a holder of Shares who cannot complete the procedure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause each of such holder's Shares to be treated as a "Non-Electing Share" in the Merger and converted into the right to receive the Stock Consideration and/ or the Cash Consideration without regard to the preference of such holder of Shares.

                                      ***

    A more complete description of the election and allocation procedures is set forth in the Proxy Statement/Prospectus under "THE MERGER--Election Procedures." All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, a Greenwich stockholder should read carefully, among other matters, the description and statement of the information contained in the Proxy Statement/Prospectus under "THE MERGER-- Material Federal Income Tax Consequences."

C. RECEIPT OF MERGER CONSIDERATION, SIGNATURES, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

    1. RECEIPT OF MERGER CONSIDERATION. As soon as practicable after the Effective Time checks and certificates representing shares of GE Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their Share Certificates to the Exchange Agent for cancellation.

    2. SIGNATURES ON FORM OF ELECTION/LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without altercation, enlargement or any other change whatsoever.

    If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

    If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

    If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Certificates or separate stock powers are required, unless checks or certificates evidencing shares of GE Common Stock are to be payable to the order of, or registered in the name of, a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to GE of such person's authority so to act must be submitted.

    3. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any check or certificates evidencing shares of GE Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in the box entitled "Type of Election," the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

    4. STOCK TRANSFER TAXES. GE will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued. EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

    5. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its respective address or telephone number set forth above. Additional copies of the Proxy Statement/Prospectus, this Form of Election/Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent or from brokers, dealers, commercial banks or trust companies.

    6. SUBSTITUTE FORM W-9. Under the federal income tax law, a stockholder who delivers Shares is required by law to provide the Exchange Agent (as payer) with such stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding and there was no reasonable basis for such a statement, a $500 penalty may also be imposed by the Internal Revenue Service. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption. If backup withholding applies with respect to a stockholder, the Exchange Agent is required to withhold 31% of any cash payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    To prevent backup withholding on any cash payments that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and
(b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

    The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance concerning which number to report. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all cash payments to such stockholder until a TIN is provided to the Exchange Agent.

    7. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the Greenwich stockholder should promptly notify American Stock Transfer & Trust Company, the transfer agent for Greenwich, at (212) 936-5100. The Greenwich stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

IRS INSTRUCTIONS
(SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.)

PURPOSE OF FORM-- A person who is required to file an information return with the Internal Revenue Service (the "IRS") must obtain your correct taxpayer identification number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement account ("IRA"). Use Substitute Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and when applicable (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN A W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

HOW TO OBTAIN A TIN

If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, for a Social Security Number Card (for individuals), from your local office of the Social Security Administration or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local Internal Revenue Service office.

    To complete Substitute Form W-9 if you do not have a TIN, and have applied for one or intend to apply for one in the near future, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. (For other reportable payments, the payer must backup withhold until you furnish the payer with your TIN.) Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not otherwise subject to backup withholding during that period.

NOTE: WRITING " APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

    As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form and give it to the requester.

WHAT IS BACKUP WITHHOLDING? --Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

    If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

(1) You do not furnish your TIN to the requester, or

(2) The IRS notifies the requester that you furnished an incorrect TIN, or

(3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

(4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

(5) You fail to certify your TIN. This applies only to reportable interest, dividends, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

    Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies. Certain payees and payments are exempt from backup withholding and information reporting. See PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING, below, and EXEMPT PAYEES AND PAYMENTS under SPECIFIC INSTRUCTIONS, on page 2, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from the backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange instructions, patronage dividends, and payments by certain fishing boat operators.

     (1) A corporation.

     (2) An organization exempt from tax under Section 501(a), or an individual retirement plan (IRA), or a custodial account under Section 403(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     (9) A futures commission merchant registered with the Commodity Future Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under Section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under Section 664 or described in Section 4947.

    Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

    - Payments to nonresident aliens subject to withholding under Section 1441.

    - Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

    - Payments of patronage dividends not paid in money.

    - Payments made by certain foreign organizations.

    Payments of interest generally not subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. NOTE: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

    - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

    - Payments described in Section 6049(b)(5) to nonresident aliens.

    - Payments on tax-free covenant bonds under Section 1451.

    - Payments made by certain foreign organizations.

    - Mortgage interest paid by you.

    Payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those Sections.

PENALTIES

FAILURE TO FURNISH TIN --If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING --If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS --If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

                             SPECIFIC INSTRUCTIONS

NAME --If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

    If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name. Enter your name(s) as shown on your social security card and/ or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION--

(1) INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS THAT WERE CONSIDERED ACTIVE DURING 1983--You are not required to sign the certification, however, you may do so. You are required to provide your correct TIN.

(2) INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS THAT WERE CONSIDERED INACTIVE DURING 1983--You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

(3) REAL ESTATE TRANSACTIONS--You must sign the certification. You may cross out item (2) of the certification if you wish.

(4) OTHER PAYMENTS--You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requesters trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.
(5) MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS--You are required to furnish your correct TIN, but you are not required to sign the certifications.

(6) EXEMPT PAYEES AND PAYMENTS--If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the block in Part II, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requestor a complete Form W-8, Certificate of Foreign Status.
(7) TIN "APPLIED FOR."--Follow the instructions under HOW TO OBTAIN A TIN, on page 1, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 and sign and date this form.

SIGNATURE --For a joint account, only the person whose TIN is shown in Part I should sign the form.

PRIVACY ACT NOTICE --Section 6109 requires you to furnish your correct taxpayer identification number (TIN) to persons who must file information returns with IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). IRS uses the number for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                                                                Exhibit 99(a)(b)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT?

------------------------------------------------------------------
1.         Individual
2.         Two or more individuals (joint account)
3.         Custodian account of a minor (Uniform Gifts to Minors
           Act)
4.         a. The usual revocable savings trust (grantor is also
              trustee)
           b. So-called trust account that is not a legal or valid
           trust under state laws
5.         Sole proprietorship
------------------------------------------------------------------
                    FOR THIS TYPE OF ACCOUNT?
------------------------------------------------------------------
6.         Sole proprietorship
7.         A valid trust, estate or pension trust
8.         Corporate
9.         Association, club, religious, charitable, educational,
           or other tax-exempt organization
10.        Partnership
11.        A broker or registered nominee
12.        Account with the Department of Agriculture in the name
           of a public entity (such as a state or local
           government, school district, or prison) that receives
           agricultural program payments
------------------------------------------------------------------
GIVE THE NAME AND SOCIAL SECURITY NUMBER OF:
------------------------------------------------------------------
The individual
The actual owner of the account or, if combined funds, the first individual on the account
The minor(2)
The grantor-trustee(1)
The actual owner(1)
The owner(1)
------------------------------------------------------------------
GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF:
------------------------------------------------------------------
The owner(3)
Legal entity(4)
The corporation
The organization
The partnership
The broker or nominee
The public entity

--------------------------------------------------
--------------------------------------------------

    NOTES:

1.  List first and circle the name of the person whose number you furnish.

2.  Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.